Exhibit 99

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[LOGO]

Roth Capital Partners New York Conference

September 7-8th, 2005

Safe Harbor Statement

Statements in the course of this presentation state the Innovo Group Inc.’s or management’s intentions, hopes beliefs, expectation or predictions of the future and are forward looking statements.  These statements can be identified by containing the words “believe,” “estimate, “project,” “expect” or similar expressions.  These statements are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended.  All forward-looking statements are based upon information available to the Company on the date of this presentation.  Any forward-looking statement inherently involves risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.  Factors that would cause or contribute to such differences include, but are not limited to: continued acceptance of the Company’s products in the marketplace, particularly acceptance and near-term sales of the Company’s brands such as indie™; successful implementation of its strategic plan; the extension or refinancing of its existing bank facility and the restrictions any such extension or refinancing could place on the company; the ability to obtain new financing from other financing sources; the ability to generate positive cash flow from operations and asset sales; competitive factors, including the possibility of major customers sourcing product overseas in competition with our products; dependence upon third-party vendors; a possible oversupply of denim in the marketplace. Additional information concerning factors that could cause actual results to differ materially from those in the forward looking statements is contained in the Company’s periodic report filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K, and amendments, for the year ended November 27, 2004. Copies of these reports may be obtained by contacting the Company or the SEC.   By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.  Readers are cautioned not to place undue reliance on forward-looking statements.

Company Highlights

Who Are We?

•              In the Fashion Business: marketing a “portfolio” of denim lifestyle apparel products offering a “Denim Buffet”

•              Flagship Joe’s Jeans Brand: one of the premier denim brands in the marketplace

•              Blue Chip Customer Base: diversified and international

•              Growth Company:  platform capable of generating significant revenue growth capitalizing on the denim market

•              Headquarters in Los Angeles, CA: operations and/or showrooms in New York, Los Angeles, Mexico, Tokyo and Paris

What Do We Produce?

Branded Apparel	Private Label Apparel

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Branded Strategy

[LOGO]	[LOGO]	TBD

Fall 2004	Spring 2005	2006

•                                          Strategy – Leverage existing infrastructure to launch new brands and/or licensing deals

•                                          In total, we entered 2005 with one established brand and expect to exit the year with at least two brands (i.e., Joe’s® and indie™)

•                                          We will continue to build on this strategy moving into FY ’06

[LOGO]

•                                          What?
Joe’s Jeans division develops high fashion denim products for men and women under the Joe’s Jeans® brand and sportswear products under the Joe’s® brand

•                                          When?
Launched in FY ‘01

•                                          How Much?
Joe’s - $140 to $179
Joe’s Premium - $240 to $275

•                                          Where?
Sold to high-end retailers in the U.S. and to over 30 countries worldwide through partnerships with Itochu Corporation and Beyond Blue for other international markets

Manufactured in Los Angeles utilizing European fabrics

•                                          Latest?
One of the hottest denim brands in the marketplace; currently showing tops for Fall ’05 and men’s for Spring ‘06

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•                                          What?
Joe’s Jeans design team has developed a new denim line for women under the indie™ brand name utilizing Mexican production and American finishing

•                                          How Much?

Denim Jeans - $88 to $119

•                                          Why?
Gap in the market between premium denim (7 and Citizens) and status denim (Guess, Tommy, Polo, etc.)

•                                          Where and When?
Began shipping January 2005 to department and specialty stores not carrying Joe’s

Fall ‘05 Premiums

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Basics: ’05 Spring vs. Fall

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Private Label Apparel

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•              Acquired veteran apparel industry management with expertise in private label denim in July of 2003

•              Large volume production capabilities

•              We provide customers with a fashionable high-quality product

•              American Eagle Outfitters and Target’s Mossimo currently are the divisions main customers

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Sourcing

•                                          The Company sources its products from third party suppliers all over the world

•                                          Mexico:  The Company primarily sources its denim products out of Mexico through Azteca Productions International, a strategic partner of the Company whose principals own approximately 10% of IGI’s common stock

•                                          Azteca is a worldwide leader in the manufacturing of denim apparel products

•                                          Domestic:  The Company sources products in the domestic markets when economically feasible, allowing for shorter lead times and better quality control

•                                          Far East:  Products purchased from suppliers in the Far East are managed and monitored through third party agents

Azteca Production
International, Inc.

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International Blue Chip Base

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Why Innovo?

1.                                       Products

•                                          We design desirable fashion forward apparel products

•                                          Our products sell

•                                          We know denim

2.                                       Marketing

•                                          We are a “Marketing” company with a diversified portfolio of product lines

•                                          Great products will not sell unless consumers know about them

•                                          Fashion is entertainment

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L.A. Marketing — Sunset Boulevard Billboard

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N.Y.C. Marketing — Medallion Taxi Cabs

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Joe’s Editorial Coverage

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Why Innovo?

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3.                                       Sales

•                                          Strong domestic retail relationships

•                                          Strong international distribution for branded product

4.                                       Sourcing

•                                          We can deliver

•                                          Source products from around the world

•                                          Can produce in large volume; support of strategic suppliers

•                                          Can supply products that retail from $19.99 to $279.99

5.                                       People

•                                          Our people have over 700 years of combined experience in the denim business

Financial Model for 2005

Model will provide for profits in 2005:

1.                                       Key sales drivers in 2005 & 2006:

•                                          Branded — Joe’s® and indie™

•                                          Private Label — American Eagle and Target

2.                                       Gross margins

3.                                       Selling expense

4.                                       Payroll and other fixed G&A expenses

Net Sales

•                                          Excluding urban apparel, sales grew 53% from $63 million to $96 million in 2004

•                                          Branded sales will grow sequentially from 2Q’05, driven by Joe’s® and indie™

•                                          Private label sales will grow in the mid-single digits

[CHART]

Gross Margin

•                                          Targeting overall gross margins between 20% - 24%

•                                          Maintain branded gross margins at 40% and private label gross margins at 15%

•                                          Room for improvement in branded

•                                          Consolidated gross margin is a function of sales mix

•                                          Target mix shift to 65/35 private label versus branded

[CHART]	[CHART]

Selling Expense

Targeting variable selling expense at 4.5% - 5.0% in 2005:

•                                          Comprised of sales commissions, royalties and earn-outs

•                                          Branded selling expense = 9% of sales

•                                          Private label selling expense = 2.5% of AEO sales

[CHART]

Payroll Expense

•                                          Targeting payroll expense between $8.0 and $8.4 million in 2005

•                                          Reduced direct payroll expense by 20% from 2004 peak

•                                          Fill-in select areas in 2005 to handle growth

[CHART]

Fixed G&A

•                                          Biggest components of fixed G&A are advertising and professional fees

•                                          Started spending advertising dollars on indie™ in 1Q’05

•                                          Professional fee expense will increase because of SOX 404

•                                          Intend to hold other G&A expenses in-line with 4Q run-rate

[CHART]

EBITDA

•                                          Post 2Q’05 is indicative of our core denim operations going forward

•                                          Excluding urban apparel:  EBITDA break-even at ~$21 to $22 million in sales

[CHART]

Income Statement Review

•                                          Gross margin between 20% - 24%

•                                          Maintain selling expense at 4.5% of sales

•                                          Increase payroll expense 11% to add employees to support sales growth

•                                          Fixed G&A increase of 13% due to advertising and SOX 404

•                                          D&A relatively flat – not a PP&E intensive business

•                                          Net income break-even at approximately $100 million in sales

			Mid-
Pro Forma	Annualized		Point
($ in millions)	3q’04	4q’04	2005

Gross Margin	21%	23%	20% - 24%
Total SG&A:
Selling	3.1%	3.9%	4.7%
Payroll	$7.7	$7.6	$8.4
Fixed G&A	6.4	7.1	8.0
D&A	1.5	1.5	1.6
Interest	1.2	1.5	1.7

Financial Highlights

Current Price (as of 9/02/05):	$2.17

Stock Symbol:	Nasdaq: INNO

Shares Outstanding:	33,000,000

Float:	25,000,000

Average Daily Volume:	900,000

52 Week High:	$6.61

52 Week Low:	$1.57

Market Cap:	$71,610,000

[LOGO]

Roth Capital Partners New York Conference

September 7-8th, 2005